SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 30, 2008

Urigen Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-22987	94-3156660
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

875 Mahler Road, Suite 235, Burlingame, California	94010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (650) 259-0239

(Former name or former address, if changed since last report)

Copies to:
Marc Ross, Esq.
Thomas Rose, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 30, 2008, Terry Nida (“Nida”) submitted his resignation as Chief Operating Officer of Urigen Pharmaceuticals, Inc. (the “Company”) effective immediately. Also on October 30, 2008, Dennis Giesing, Ph.D (“Giesing”) resigned as Chief Scientific Officer of the Company, effective immediately.

On November 1, 2008, the Company entered into a consulting agreement with FLP Pharma LLC (the “Nida Consulting Agreement”) pursuant to which Nida will provide consulting services to the Company for a term commencing on November 1, 2008 through December 31, 2009. The Nida Consulting Agreement provides for compensation of $200 per hour for a maximum amount of 50 hours monthly. Also, the Nida Consulting provides that the agreement may be terminated by either party upon two weeks prior written notice; provided however, if the agreement is terminated by Company, the Company shall be obligated to pay to Nida certain amounts owed pursuant to his employment agreement with the Company dated as of  May 1, 2006.

On November 1, 2008, the Company entered into a consulting agreement with Dennis H. Giesing (the “Giesing Consulting Agreement”) pursuant to which Giesing will provide consulting services to the Company for a term commencing on November 1, 2008 through November 1, 2009. Pursuant to the terms of the Giesing Consulting Agreement, Giesing will provide services to the Company on an “as needed” basis not to exceed 4 days per month at a rate of $2,000 per day. The Giesing Consulting Agreement provides that either party may terminate the agreement upon written notice.

Item 7.01. Regulation FD Disclosure.

On November 5, 2008 the Company issued a press release disclosing its future operating plans, including the resignations of Nida and Giesing and Nida. A copy of the press release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Report on Form 8-K, together with the information in Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Such information shall not be deemed incorporated by reference into any registration statement or other document filed with the SEC.

Item 9.01  Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press Release dated November 5, 2008

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

Urigen Pharmaceuticals, Inc.

November 5, 2008	By:	/s/ William J. Garner
William J. Garner, MD
President and Chief Executive Officer

3